Exhibit 10.4

                             PARLEX CORPORATION

                  1996 OUTSIDE DIRECTORS' STOCK OPTION PLAN

      incorporated under the laws of the Commonwealth of Massachusetts
                     (hereinafter called the "Company")

                     STOCK OPTION NUMBER:      GRANTED:

                         FOR SHARES OF COMMON STOCK

                               AT $ PER SHARE

                                     TO:

               THIS OPTION IS EXERCISABLE ONLY WITHIN CERTAIN
                 PERIODS AND ONLY UPON THE TERMS AND SUBJECT
                     TO THE CONDITIONS SET FORTH HEREIN

      THIS MEMORANDUM WITNESSETH THAT: This option is granted under the 1996 Outside Directors' Stock Option Plan (hereinafter called the "Plan") of the Company and is subject to the provisions thereof which are made a part hereof by this reference. The Company hereby grants to the Outside Director whose name is hereinabove set forth and who is sometimes hereinafter called "the Optionee" the following option:

      ARTICLE FIRST.
      -------------

            (a) Subject to the terms and conditions set forth herein, the Optionee is hereby given the right and option to purchase from the Company at option price per share an aggregate of number of shares shares of the Common Stock of the Company during certain periods hereinafter stated and in the manner hereinafter set forth.

            Notwithstanding any provision of this memorandum or of the Plan, the option to purchase hereunder is not exercisable after the expiration of ten years from the date this option is granted. The last day of said ten-year period is herein called the "specified termination date." The option to purchase hereunder (unless sooner terminated) may be exercised, in whole or in part, one year from the date of the grant of the Option.

            (b) All exercise periods shall end on the specified termination date. In the event the Optionee ceases to be a member of the Board of Directors of the Company for any reason other than death or disability, any then unexercised options granted to such Optionee shall, to the extent not then exercisable, immediately terminate and become void, and any options which are then exercisable but have not been exercised at the time the Optionee so ceases to be a member of the Board of Directors may be exercised, to the extent they are then exercisable, by the Optionee within a period of thirty (30) days following such time the Optionee so ceases to be a member of the Board of Directors, but in no event later than the expiration date of the option.

            (c) In the event that an Optionee ceases to be a member of the Board of Directors of the Company by reason of his disability or death, any option granted to such Optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the Optionee (or by the Optionee's personal representative, heir or legatee, in the event of death) during the period ending one hundred eighty (180) days after the date the Optionee so ceases to be a member of the Board of Directors, but in no event later than the expiration date of the option.

            (d) In the event of a Change of Control (as defined herein), all options outstanding (whether or not then exercisable) as of the date of such Change in Control shall automatically become vested and fully exercisable, but in no event shall they be exercised later than the specified expiration date of the option. For purposes of the Plan, the term "Change of Control" means the happening of any of the following: (i) when any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Act") (other than the Company or a subsidiary or any employee benefit plan (including its trustee) of either the Company or a subsidiary) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities; or (ii) the occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or its subsidiary through purchase or assets, or by merger, or otherwise; or (iii) if, as a result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Company before such transaction shall cease to constitute a majority of the Board of Directors of the Company or of any successor institution. For purposes of this Section, the term "person" shall exclude all persons who are currently officers or directors of the Company, or spouses, blood relatives or stepchildren of such officers or directors, and trusts for the benefit of any such persons, and the estates of any such persons.

      ARTICLE SECOND.
      --------------

            (a) This option is not transferable by the said Optionee otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionee's lifetime, only by him, and by him only while he is a member of the Board of Directors of the Company.

            (b) The term "Estate" as used in this Section or elsewhere means the executors or administrators of the estate of the Optionee after his decease or other persons succeeding, to the extent permitted by the provisions of this option, to the rights of the Optionee after his decease by his will or the laws of descent and distribution, as the case may be.

            (c) The term "Holder", as used in this Section and all subsequent provisions of this option, shall mean the Optionee and, if the Optionee shall have deceased, his Estate as hereinbefore defined. The Holder shall not, by virtue of this option, be deemed to be a holder of any shares purchasable hereunder or to be entitled to the rights or privileges of a holder of such shares unless and until they shall have been in fact issued to him after exercise of the option with respect to such shares.

            (d) This option is subject to all laws and regulations of any governmental authority which may be applicable thereto and, notwithstanding any of the provisions hereof, the Holder agrees that the option granted hereby will not be exercised nor will the Company be obligated to issue any shares of stock hereunder if the exercise thereof or the issuance of such shares, as the case may be, would constitute a violation by the Holder or the Company of any such law or regulation or of any provision thereof.

      ARTICLE THIRD.
      -------------

            (a) This option may be exercised only by delivery of written notice of exercise to the Company as hereinafter provided, and delivery of such notice shall constitute exercise thereof. Such notice shall state the number of shares with respect to which the option is being exercised, shall be accompanied by cash or a certified check for the option price and, unless the Company shall at the time expressly waive this requirement in connection with such exercise of the option, shall contain a statement that the option is being exercised only with a view to investment in, and not with a view to the disposition of, the shares with respect to which the option is then being exercised. Payment may also be in whole or in part in shares of the Common Stock of the Company already owned by the Optionee exercising the option, valued at the Market Price determined in accordance with the provisions of Section (b) of Article Third herein provided, however, that there shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares.


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            (b)   For purposes of this Plan, the Market Price shall be the
      closing sale price of a share of Common Stock as listed on the NASDAQ National Market System on the date of grant (or the last closing sale price of the next business day in the event there were no such trades on the date of grant).

            (c) As soon as reasonably feasible after the receipt of such notice and payment, the Company will deliver or cause to be delivered to the Holder at the office of the Company, certificates for the number of shares with respect to which the option has been exercised, registered in the name of the Holder. Notwithstanding the foregoing, as a condition precedent to the delivery of any shares hereunder, the Company shall have the right to require the Holder to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements, if and to the extent required by law. The shares may be registered in the name of a person other than a Holder if the Holder is an Estate. Notwithstanding the foregoing, if any law or regulation of the Securities and Exchange Commission or other body having jurisdiction shall require the Company or the Holder to take any action in connection with the shares specified in such notice, then delivery of such shares to the Holder shall be deferred for the period necessary to take such action.

            (d) Delivery shall be made as of the date of delivery of notice of exercise of the option with respect thereto, and the Holder shall be entitled to receive all dividends and distributions (payable in cash, stock, or otherwise) or the equivalent thereof payable to stockholders of record subsequent to delivery of notice of exercise of the option with respect to such shares and prior to the date of issuance and delivery of the shares pursuant thereto. Except as above provided with respect to the payment of withholding taxes, the Company will pay all federal original issue taxes on such issue and delivery, and all other fees or expenses necessarily incurred by the Company in connection therewith; provided, however, that all federal and state transfer taxes payable in respect of shares of Common Stock of the Company issued and delivered under this option in a name other than the name of the person to whom this option is granted shall, upon the delivery of such shares, be paid by the recipient thereof.

      ARTICLE FOURTH.
      --------------

      If any of the following events shall occur prior to the specified termination date or other termination of this option, the aggregate number of shares covered by this option (or the balance of the shares covered thereby, if theretofore the option has been exercised in part) and the purchase price payable therefor, shall in each instance be changed or adjusted as follows:

            (a) If the Company shall, at any time while this option is outstanding and prior to any termination thereof, declare and pay in Common Stock any dividend upon shares of its Common Stock outstanding, there shall in any such event be added to the number of shares of Common Stock which might, immediately prior to such dividend, be purchased pursuant to this option the number of shares of Common Stock of the Company which the Holder would have received or become entitled to receive by way of such dividend if, at the date for the determination of stockholders entitled to receive such dividend, the Holder had been the holder of record of the number of shares of Common Stock then covered by this option; and the then option price per share shall be correspondingly adjusted so that the option price per share, thereafter and prior to any other adjustment therein pursuant to the provisions hereof, shall be the quotient resulting from dividing the option price per share of Common Stock in effect immediately prior to such stock dividend by the number of shares which, by virtue of the foregoing provisions of this paragraph, the Holder shall be entitled to purchase at the time of purchase for each share he was entitled to purchase immediately prior to such dividend. The additional shares, which are purchasable by reason of the foregoing provisions of this paragraph, may be purchased only within such period or periods as may be purchased the shares on account of which, by virtue of the foregoing provisions of this paragraph, such additional shares may be purchased.

            (b) If the Company shall, at any time while this option is outstanding, reclassify the shares of its Common Stock into a greater or lesser number of shares of Common Stock, the number of shares which may, after any such reclassification, be purchased pursuant to this option shall be the number of shares which the Holder would have received or become entitled to receive upon such reclassification if the Holder had, prior to such reclassification, been the holder of record of the number of shares of Common Stock then covered by this option; and the option price per share shall be correspondingly adjusted so that, in the event of a reclassification into a greater number of shares, the option price per share, thereafter and prior to any other adjustment therein pursuant to the provisions hereof, shall be the quotient resulting from dividing the option price per share of Common Stock in effect immediately prior to such reclassification by the number of shares of Common Stock into which each share of such stock shall be reclassified, and, in the event of a reclassification into a lesser number of shares, the option price per share, thereafter and prior to any other adjustment therein pursuant to the provisions hereof, shall be the product resulting from multiplying the option price per share of Common Stock in effect immediately prior to such reclassification by the number of shares of Common Stock required to constitute one share of the reclassified number of shares. The number of shares which are purchasable by reason of the foregoing provisions of this paragraph within any specified fixed period or periods shall be increased or decreased in that proportion which the number of shares purchasable after any such reclassification bears to the number of shares purchasable immediately before any such reclassification.

            (c) If, at any time while this option is outstanding, there shall be a reorganization or recapitalization of the Company or a consolidation or merger of the Company into or with another company or a sale of all or substantially all of the assets of the Company, adequate provision shall be made so that, in lieu of each share of Common Stock then covered by this option, there shall thereafter be substituted hereunder during the period hereof such other share or shares of stock, security or securities, or assets as would have been issuable or payable in respect of or in exchange for such share had the Holder on the record date for the determination thereof been the record holder of such share; provided, however, that in any such event or in anticipation of any such event, the period or periods within which this option may be exercised may be accelerated by the Company by vote of the Board of Directors to a date not less than thirty days after notice of such acceleration shall have been mailed to the Holder.

            (d) If the Company shall take any action (other than by way of the declaration or payment of a dividend or dividends (exclusive of stock dividends) thereon and other than such action as is described or referred to in clauses (a), (b), or (c) of this ARTICLE FOURTH hereof which, in the opinion of the Board of Directors, would materially dilute the Common Stock or other securities then covered by this option, the Board of Directors shall appoint a firm of independent public accountants (which may be the firm which regularly examines and reports upon the financial statements of the Company) which shall give their opinion as to the adjustment, if any, in the then option price per share required to protect against such dilution, and the option price per share shall thereupon become the price expressed in such opinion.

            (e) No fraction of or fractional shares shall be purchasable or delivered upon purchase hereunder.

      Upon any adjustment required as hereinabove provided of the purchase price or the number of shares purchasable upon the exercise of this option, the Company agrees forthwith to deliver to the Holder a certificate, signed by its President or Treasurer, setting forth the number of shares, and the price per share therefor, thereafter purchasable on the exercise of this option.

      The Company will, at all times during the term of this option, reserve and keep available out of shares of its Common Stock authorized and unissued such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this option.

      This option shall be binding upon any company into which the Company is merged or with which it is consolidated, and, unless clearly inapplicable, references herein to the Company shall be deemed to include any such company.

      ARTICLE FIFTH.
      -------------

      Any notice to be given to the Company hereunder shall be deemed sufficient if delivered in writing at the office of the Treasurer of the Company or at such other address as the Company may hereafter designate and shall be effective when so delivered.

      Any notice to be given to the Holder hereunder shall be deemed sufficient if delivered in person to the Holder or at his address furnished to the Company or when deposited in the mail addressed to the Holder at such address and shall be effective when so delivered or when so deposited.

      ARTICLE SIXTH.
      -------------

      The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board shall have authority, not inconsistent with the express provisions of the Plan (a) to grant Options in accordance with the Plan to such directors as are eligible to receive Options; (b) to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan and to change such forms from time to time; (c) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (d) to interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Board shall be conclusive and shall bind all parties.

IN WITNESS WHEREOF, the Company has caused this option to be signed by its duly authorized officer and its corporate seal to be hereunto affixed this __th day of _________, _____.


ATTEST:                                PARLEX CORPORATION



__________________________________     By:________________________________
Name:                                       Name:
Title:                                      Title:


      I hereby acknowledge receipt of this Option Agreement covering my stock option under the Parlex Corporation 1996 Outside Directors' Stock Option Plan, and the enclosed Plan, and in connection with the grant of the Option hereunder to me, hereby agree that the contents of this Option Agreement and the terms and conditions of the Plan are acceptable to me and that I shall be bound thereby.



            ___________________________      __________
                     Optionee                   Date


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